UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23556

Datum One Series Trust

(Exact name of registrant as specified in charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

The Northern Trust Company

50 S. LaSalle Street

Chicago, Illinois 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 494-4270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Polar Capital Emerging Market Stars Fund

ANNUAL REPORT

MARCH 31, 2023

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

POLAR CAPITAL EMERGING MARKET STARS FUND

TABLE OF CONTENTS

March 31, 2023

POLAR CAPITAL EMERGING MARKET STARS FUND

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present to shareholders the March 31, 2023 Annual Report for the Polar Capital Emerging Market Stars Fund (the “Fund”), a series of the Datum One Series Trust. This report contains the results of Fund operations for the year ended March 31, 2023.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Polar Capital LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Alastair Barrie

Managing Director – North America

Polar Capital

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

Fund performance

The Fund Polar Capital Emerging Market Stars Fund (the “Fund”) returned -10.85% for the one-year ending 31 March 2023, compared to -10.70% for the MSCI Emerging Markets Net Total Return Index, (the “Index”) for the same period.

Macro background

As the reporting period started (April 1, 2022), it was hard to see how things could get worse for emerging markets. Unfortunately, they did. The year started badly, with a sea of red as central banks – if they were behind the curve – sought to catch up fast with precipitous effects on financial markets. Commodities, up until this point in the year market leaders, fell dramatically with Brent Crude (-6.5%), natural gas (-33%) and copper (-12%)1 leading the way. The outlook was for slow or even contracting growth that we believe most were not prepared for.

There were few places to hide as geographic leadership saw something of a reversal midway through the quarter as policy and performance in China started to move positive, partly through flows from elsewhere in Asia, partly due to attractive valuations and partly due to a genuine divergence of fundamentals – China has a diametrically opposite monetary policy to the rest of the world and was starting to show improving data following its gradual economic reopening.

The resurgence of China took the baton of market strength in emerging markets from Latin America, largely under election pressures, though the pace of change was perhaps quicker than expected, with Brazil’s Bovespa Index (-19%), MSCI Chile Index (-19%) and MSCI Colombia Index (-30%) in June wiping out the gains they had made up to that point.

This changed during the year as China went on to disappoint, largely self-inflicted by President Xi Jinping’s zero-Covid policy and him picking a political fight with the West while, at the other end of the spectrum, a large part of the Middle East boomed. Having said that, we believe China is far from collapsing.

As we moved through the summer, July and August were good months for emerging markets, as they were for most asset classes, though September hit everyone hard as the Federal Reserve (Fed) hiked interest rates by 75 basis points – most leading indicators pointed towards the high likelihood of a significant slowdown in the US economy. Inflation continued its rise upwards though we do expect it to fall as we move through 2023.

Elsewhere, Europe moved towards recession with the Russian invasion of Ukraine having considerable implications for energy supply creating a significant hit to many economies. The potential risk of further escalation by Russian President Vladimir Putin still hangs over Europe as a dark geopolitical cloud of risk aversion.

In the coming decade, we feel emerging market performance will come from different geographies. We still expect Asia to be by far the dominant region but within Asia we expect the importance of India to grow. There is also the likelihood that south-east Asia will regain some of its old growth dynamics, though the real tiger economies will likely be Vietnam and Indonesia.

Following a good July to September, relatively, the fourth quarter of 2022 started well for emerging markets, promising a good second half of the calendar year to counter earlier weakness given the panic around the Fed’s rate hike cycle on the back of sticky inflation, Russia’s invasion of Ukraine and the related spike in geopolitical

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

risk premiums. However, in the final few weeks of December, which were weak for global equity markets, the Fund was hit by a sell-off in electric vehicle and energy transition stocks. This was partly countered by strong moves in many China-related holdings.

The first quarter of 2023 was ‘eventful’, shall we say with a strong January, weak February and a more positive backdrop for emerging markets once again in March. Impacts to the Fund’s holdings in March were largely driven by the banking crises in the US, where Silvergate Bank, Silicon Valley Bank (SVB) and Signature Bank collapsed, triggering the largest bank failures in the US since the 2008 financial crisis. In fact, the collapse of SVB marked the second-largest bank failure in US history. Shortly afterwards in Europe, Credit Suisse was hastily acquired by rival bank UBS in a Swiss government-backed deal to prevent its own collapse. This all combined to create the view that the Fed could be closer to slowing rate hikes.

We do not see a case for another financial and/or economic crisis in the US or Europe. Instead, we see the bank collapses as examples of bad management, taking too much risk with weak risk management systems. In the US, pressure is coming from deposits leaving the banking system and moving to money market funds. With a slowing macroenvironment and a Fed intent on raising rates, we feel lower lending is on the cards with lower consumer demand and reduced inflationary pressure as a result. We are already seeing a more ‘normal’ supply-side so when demand and supply are back in sync we will be more likely to see inflation return to its trend line.

In China, we are seeing a solid recovery that is gathering momentum and we believe this has legs well into 2024. Even though China started to open up at the end of 2022, we feel it needed time – beyond Chinese New Year in February – for the impact of the unwinding of its zero-Covid policy and October’s National People’s Congress to be seen. Now, as a long-term investor, we see China as an attractive entry point as we believe it is focused on driving economic growth, trying to walk away from too tense a geopolitical situation which, combined with broader valuations, should give a favorable backdrop for equity returns in China in the coming 6-18 months.

Fund activity

The best contributing stocks during the year were Leader Harmonious Drive System (Chinese industrial automation), Phoenix Mills (Indian mall operator), MercadoLibre (Latin American e-commerce), ICICI Bank (Indian bank) and Samsung SDI (South Korean electric vehicle battery maker).

The weakest contributing stocks were Americanas (Latin American e-commerce), Naver (South Korean e-commerce), Vinhomes JSC (Vietnam real estate), JD.com (Chinese e-commerce) and Vietnam Technological & Commercial Bank (Vietnamese bank).

The 12-month period under review has been one of significant turmoil in markets which has caused performance challenges for our quality and growth style of investing. We have experienced deeper than anticipated cyclicality in both information technology as well as energy and materials which has hurt some of our long-term, high-conviction holdings. We continue to take the view that these areas are supported by structural tailwinds. In both cases, emerging markets are well positioned to benefit and shorter-term pressure, which has led to what we believe are now extreme distortions across critical future technologies and green commodity spaces, provide attractive opportunities at these levels.

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

Separately, e-commerce was a real headwind to performance due to both longer-duration growth stocks being extremely out of favor as well as particular underperformance related to idiosyncratic stock-specific issues. More positively, our stock selection and asset allocation within financials and industrials were very positive and almost fully offset the underperforming areas. These were concentrated in a handful of names and we understand their highly specific scenarios.

On a country basis, we saw our best performance from China, due in part to the internet sector experiencing a strong resurgence; strength throughout most of the year on strong fundamentals buoyed India.

Certain new stock purchases over the past year have been HDFC Bank (Indian bank), H World Group (Chinese hotels operator), Grupo Financiero Banorte (Mexican bank), Merdeka Copper Gold (Indonesian copper and gold miner) and Totvs (Brazilian software).

Certain sells over the period included SK Hynix (Korean semiconductors), Americanas (Brazilian e-commerce), Dixon Technologies India (Indian industrial), and Silergy (Taiwan technology). Leader Harmonious Drive System was also sold from the Fund early in the reporting period due to the strength of its performance leading to valuation levels that we felt had fully priced in upside and chose to take profit.

Outlook

We maintain our positive outlook on emerging markets as well as our Fund. From a global, top-down perspective, we believe the most likely scenario is for US inflation to keep coming down, with a Fed pivot within the next six months or so, which will be positive for long-duration growth equities. Some of this view is already being priced into the fixed income market when we look at the US 10-year yield as well as implied inflation expectations, but we believe this is not reflected in emerging market equities, particularly not in the pricing for high-quality growth companies. We see a return to a more low inflation/low growth environment as the new normal, but also that we will be hit by higher volatility and swings in inflation and growth as we see global debt levels as well as geopolitics play a more profound role.

From a more short to medium-term perspective, we see North Asia offering the most favorable risk/reward, which is where we as stock pickers can most easily identify upside, with valuation levels still significantly below levels before the panic sell-off on the back of Fed policy, China’s zero-Covid policy and the technology cycle panic. This is not to say other parts of the asset class do not offer upside – at a thematic/industry level, we are finding interesting opportunities in the electric vehicle/energy transition value chain as well as in commodities, and nearshoring where Mexico stands to benefit.

We have been reducing our India exposure over the past four months given very high valuations levels and increasingly attractive relative top-down opportunities re-emerging in other areas of our universe. Accordingly, we are now overweight North Asia. Our relative weighting in the portfolio is determined by our stock convictions, however we also have a top-down view on macroeconomic and industry trends and, with that in mind, we are confident with the decision. Having said that, we are actually starting to identify interesting opportunities once again in India as the market has been underperforming and fundamentals have been doing well for selective companies. The long-term structural case for India is strong and we will continue to keep a close eye here.

With the corporate ‘reform’ in China, its economy picking up steam and the technology inventory cycle close to turning, we are positive on North Asia and feel we have very strong stock selection here.

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

Vietnam (off-benchmark) is also a key overweight for us and we see it benefiting from a recovery in China as well as in technology. In the past few years it has built up very strong trading and manufacturing relationships and has been one of the big winners from the China Plus One sourcing and manufacturing strategy, with the customer often being a Chinese company, though the biggest semiconductor players are still from Korea, Taiwan and Japan.

We believe our portfolio is very attractive, acknowledging a number of our stocks have had a good rebound in the past 3-4 months, and we believe there is a high likelihood we could be entering a good emerging market upcycle.

Polar Capital Emerging Markets & Asia Team

March 31, 2023

[1]	Source: Bloomberg.

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund’s Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Please refer to the Portfolio of Investments in this report for a complete list of the portfolio holdings. Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.polarcapitalfunds.com. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Index Definitions

The Bovespa Index is the benchmark index of about 92 stocks traded on the B3 (Brasil Bolsa Balcão), accounting for the majority of trading and market capitalization in the Brazilian stock market. It is weighted measurement index.

The MSCI Chile Index is designed to measure the performance of the large and mid-cap segments of the Chilean market. With 12 constituents, the index covers approximately 85% of the Chile equity universe.

The MSCI Colombia Index is designed to measure the performance of the large and mid-cap segments of the Colombian market. With 3 constituents, the index covers approximately 85% of the Colombian equity universe.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index consists of 24 emerging market countries. Net dividends reinvested.

Term Definitions

Basis points, otherwise known as bps or “bips,” are a unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Duration of a stock is how long an investor needs to receive dividends to be repaid the purchase price of the stock.

POLAR CAPITAL EMERGING MARKET STARS FUND

HISTORICAL PERFORMANCE

March 31, 2023 (Unaudited)

Change in Value of a $10,000 Investment in Polar Capital Emerging Market Stars Fund vs. MSCI Emerging Market Net Total Return Index for the Period December 30, 2020 to March 31, 2023

	Annualized Total Return
	1 Year	Commencement of Operations 12/30/2020 to 03/31/2023
Polar Capital Emerging Market Stars Fund	-10.85%	-11.60%
MSCI Emerging Market Net Total Return Index	-10.70%	-8.89%

Based on a hypothetical $10,000 initial investment, the graph and table above illustrate the total return of the Fund against the MSCI Emerging Market Net Total Return Index. The Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. An investor cannot invest directly in an index. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Month-end performance data can be obtained by visiting the website at www.polarcapitalfunds.com or by calling 800-806-1112 (toll free) or 312-557-3164. The gross

POLAR CAPITAL EMERGING MARKET STARS FUND

HISTORICAL PERFORMANCE (Continued)

March 31, 2023 (Unaudited)

expense ratio is 4.70%; the net expense ratio is 1.00%. The latter reflects contractual fee waivers through July 31, 2023. Information regarding the Fund’s current expense ratio and redemption fees can be found on page 17. The Prospectus details the Fund’s objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.polarcapitalfunds.com, by email at PolarCapital@ntrs.com, by calling 800-806-1112 (toll free) or 312-557-3164 or by contacting the Fund in writing.

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS

March 31, 2023

Industry Allocation	Percent of Net Assets
Semiconductors & Semiconductor Equipment	15.7%
Broadline Retail	11.0
Banks	10.4
Interactive Media & Services	8.7
Real Estate Management & Development	7.0
Electronic Equipment, Instruments & Components	6.5
Technology Hardware, Storage & Peripherals	6.3
Metals & Mining	5.9
Oil, Gas & Consumable Fuels	3.9
Hotels, Restaurants & Leisure	3.8
Insurance	2.9
Entertainment	2.6
Consumer Staples Distribution & Retail	2.5
Machinery	2.4
IT Services	2.2
Chemicals	1.2
Electrical Equipment	1.0
Software	1.0
Health Care Providers & Services	0.8
Health Care Equipment & Supplies	0.6
Other Assets And Liabilities, Net	3.6%

Net Assets	100.0%

Country Allocation	Percent of Net Assets
China	26.6%
Taiwan	16.6
India	13.4
South Korea	12.1
Brazil	7.0
Vietnam	4.4
South Africa	3.1
Hong Kong	2.9
Singapore	2.6
Australia	2.1
Mexico	1.9
Saudi Arabia	1.5
Argentina	1.5
Indonesia	0.7
Other Assets And Liabilities, Net	3.6%

Net Assets	100.0%

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily.

See accompanying Notes to Financial Statements.

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2023

COMMON STOCKS – 94.0%	Shares	Fair Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 15.7%
Andes Technology Corp. (Taiwan)	50,588	$868,360
eMemory Technology Inc. (Taiwan)	35,358	2,176,569
Koh Young Technology Inc. (South Korea)	49,826	653,866
LandMark Optoelectronics Corp. (Taiwan)	212,855	930,331
MediaTek Inc. (Taiwan)	68,831	1,784,521
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	517,122	9,062,367

		$15,476,014

BROADLINE RETAIL – 11.0%
Alibaba Group Holding Ltd. (China)(a)	393,335	$4,981,783
JD.com Inc. (China)	140,125	3,059,797
MercadoLibre Inc. (Brazil)(a)	2,157	2,843,055

		$10,884,635

BANKS – 8.8%
Alinma Bank (Saudi Arabia)	184,244	$1,452,867
Grupo Financiero Banorte S.A.B. de C.V. (Mexico)	222,890	1,878,856
HDFC Bank Ltd. (India)	116,700	2,295,354
ICICI Bank Ltd. (India)	167,632	1,791,390
Vietnam Technological & Commercial Joint Stock Bank (Vietnam)(a)	1,010,872	1,228,974

		$8,647,441

INTERACTIVE MEDIA & SERVICES – 8.7%
NAVER Corp. (South Korea)	6,302	$987,467
Tencent Holdings Ltd. (China)	155,971	7,622,197

		$8,609,664

REAL ESTATE MANAGEMENT & DEVELOPMENT – 7.0%
Phoenix Mills (The) Ltd. (India)	181,563	$2,880,886
Prestige Estates Projects Ltd. (India)	214,746	1,056,568
Sunteck Realty Ltd. (India)	148,529	515,363
Vincom Retail JSC (Vietnam)(a)	650,643	822,522
Vinhomes JSC (Vietnam)(b)	742,151	1,630,779

		$6,906,118

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 6.3%
Samsung Electronics Co. Ltd. (South Korea)	124,887	$6,175,782

METALS & MINING – 5.9%
Allkem Ltd. (Australia)(a)	162,114	$1,298,712
Ivanhoe Mines Ltd. (South Africa)(a)	338,960	3,062,303

See accompanying Notes to Financial Statements.

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2023

COMMON STOCKS – Continued	Shares	Fair Value
Lynas Rare Earths Ltd. (Australia)(a)	174,875	$744,427
Merdeka Copper Gold Tbk PT (Indonesia)(a)	2,631,459	736,930

		$5,842,372

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 5.7%
Chroma ATE Inc. (Taiwan)	265,837	$1,554,347
Daejoo Electronic Materials Co. Ltd. (South Korea)	21,144	1,668,382
Samsung SDI Co. Ltd. (South Korea)	4,277	2,429,502

		$5,652,231

OIL, GAS & CONSUMABLE FUELS – 3.9%
Reliance Industries Ltd. (India)	135,578	$3,855,105

HOTELS, RESTAURANTS & LEISURE – 3.8%
H World Group Ltd. (China)(a)	207,255	$1,014,505
Meituan (China)(a),(b)	151,906	2,755,912

		$3,770,417

INSURANCE – 2.9%
AIA Group Ltd. (Hong Kong)	272,358	$2,856,316

ENTERTAINMENT – 2.6%
Sea Ltd. (Singapore)(a),(c)	29,391	$2,543,791

CONSUMER STAPLES DISTRIBUTION & RETAIL – 2.5%
JD Health International Inc. (China)(a),(b)	115,775	$858,467
Raia Drogasil S.A. (Brazil)	323,144	1,558,834

		$2,417,301

MACHINERY – 2.4%
Shenzhen Inovance Technology Co. Ltd. (China)	230,456	$2,360,522

IT SERVICES – 2.2%
FPT Corp. (Vietnam)	202,960	$685,352
Globant S.A. (Argentina)(a)	8,812	1,445,256

		$2,130,608

CHEMICALS – 1.2%
Ganfeng Lithium Group Co. Ltd. (China)(b)	188,520	$1,174,738

See accompanying Notes to Financial Statements.

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2023

COMMON STOCKS – Continued	Shares	Fair Value
ELECTRICAL EQUIPMENT – 1.0%
Sungrow Power Supply Co. Ltd. (China)	66,540	$1,017,375

SOFTWARE – 1.0%
TOTVS S.A. (Brazil)(a)	172,531	$958,572

HEALTH CARE PROVIDERS & SERVICES – 0.8%
Apollo Hospitals Enterprise Ltd. (India)	15,883	$835,298

HEALTH CARE EQUIPMENT & SUPPLIES – 0.6%
Venus MedTech Hangzhou Inc. (China)(a),(b)	443,481	$607,145

TOTAL COMMON STOCKS – 94.0% (Cost $88,857,279)		$92,721,445

PARTICIPATORY NOTES – 0.8%(d)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.8%
OPT Machine Vision Tech Co. Ltd., Issued by CLSA Global Markets Pte. Ltd. (China)(a)	40,568	$814,041

See accompanying Notes to Financial Statements.

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2023

PREFERRED STOCKS – 1.6%
BANKS – 1.6%
Itau Unibanco Holding S.A. (Brazil)(a)	325,879	$1,590,673

TOTAL INVESTMENTS – 96.4% (Cost $91,407,758)		$95,126,159
Other Assets and Liabilities, net – 3.6%		$3,551,919

NET ASSETS – 100.0%		$98,678,078

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)

This security represents the common stock of a foreign company which trades directly or through an American Depositary Receipt (“ADR”) on the over-the-counter market or on a U.S. national securities exchange.

(d)

Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

See accompanying Notes to Financial Statements.

POLAR CAPITAL EMERGING MARKET STARS FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023

ASSETS
Investment securities – at fair value (identified cost $91,407,758)	$95,126,159
Cash	3,779,571
Foreign currencies at value (identified cost $30,999)	32,830
Receivable for:
Dividends and interest	117,450
Dividend reclaims	961
Capital stock sold	422,250
Investments sold	291,795
Reimbursement from Adviser (Note 6)	36,740
Prepaid expenses	47,686

Total assets	99,855,442

LIABILITIES
Payable for:
Investments purchased	1,021,363
Capital stock repurchased	36,144
Accrued expenses and other liabilities	119,857

Total liabilities	1,177,364

NET ASSETS	$98,678,078

SUMMARY OF SHAREHOLDERS’ EQUITY
Capital stock – no par value; unlimited authorized shares; 13,491,899 outstanding shares	97,124,896
Distributable earnings	1,553,182

NET ASSETS	$98,678,078

NET ASSET VALUE
Offering and redemption price per share	$7.31

See accompanying Notes to Financial Statements.

POLAR CAPITAL EMERGING MARKET STARS FUND

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2023

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $57,925)	$299,251
Interest	626

Total investment income	299,877

EXPENSES
Advisory fees (Note 6)	462,811
Fund accounting and administrative services fees (Note 6)	130,000
Trustee fees and expenses (Note 6)	115,248
Legal fees	106,357
Custodian fees (Note 6)	79,132
Compliance fees (Note 6)	63,807
Audit and tax services fees	48,223
Transfer agent fees and expenses (Note 6)	38,683
State filing fees	26,781
Reports to shareholders	20,792
Other	43,106

Total expenses	1,134,940

Waiver/Reimbursement from Administrator (Note 6)	(112,500)
Waiver/Reimbursement from Adviser (Note 6)	(559,630)

Net expenses	462,810

Net Investment Loss	(162,933)

NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	(1,352,470)
Foreign currency transactions	(89,244)
Net change in unrealized appreciation (depreciation) of:
Investments (net change in deferred capital gains taxes of $34,279)	4,960,434
Translation of foreign currency denominated amounts	213

Net realized and unrealized (loss)	3,518,933

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,356,000

See accompanying Notes to Financial Statements.

POLAR CAPITAL EMERGING MARKET STARS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(162,933)	$(13,908)
Net realized gain (loss)	(1,441,714)	(370,809)
Net change in unrealized appreciation (depreciation)	4,960,647	(1,220,742)

Net increase (decrease) in net assets resulting from operations	3,356,000	(1,605,459)

Distributions to shareholders	—	(348,707)

Capital stock transactions:
Proceeds from capital stock sold	88,690,524	155,000
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	348,707
Cost of capital stock repurchased	(1,996,990)	—

Net increase from capital stock transactions	86,693,534	503,707

Total change in net assets	90,049,534	(1,450,459)

NET ASSETS
Beginning of year	8,628,544	10,079,003

End of year	$98,678,078	$8,628,544

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of capital stock sold	12,722,603	15,613
Shares issued to shareholders upon reinvestment of dividends and distributions	—	37,136
Shares of capital stock repurchased	(283,453)	—

Change in capital stock outstanding	12,439,150	52,749

See accompanying Notes to Financial Statements.

POLAR CAPITAL EMERGING MARKET STARS FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout The Period

	Year Ended March 31, 2023	Year Ended March 31, 2022	Period Ended March 31, 2021(a)
Per share operating performance:
Net asset value, beginning of period	$8.20	$10.08	$10.00

Income from investment operations:
Net investment income (loss)(b)	$(0.02)	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investment securities	(0.87)	(1.52)	0.10

Total from investment operations	$(0.89)	$(1.53)	$0.08

Less distributions:
Distributions from net investment income	$—	$(0.09)	$—
Distributions from net realized capital gains	—	(0.26)	—

Total distributions	$—	$(0.35)	$—

Net asset value, end of period	$7.31	$8.20	$10.08

Total investment return(c),(d)	(10.85)%	(15.66)%	0.80%

Ratios/supplemental data:
Net assets, end of period (in $000’s)	$98,678	$8,629	$10,079
Ratio of expenses to average net assets
Before waiver/reimbursement(e)	2.45%	4.70%	5.34%
After waiver/reimbursement(e)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before waiver/reimbursement(e)	(1.80)%	(3.84)%	(5.14)%
After waiver/reimbursement(e)	(0.35)%	(0.14)%	(0.80)%

Portfolio turnover rate(c)	29%	38%	15%

(a)	For the period from December 30, 2020 (Commencement of Operations) to March 31, 2021.
(b)	Per share amount is based on average shares outstanding.
(c)	Not annualized for periods less than a year.
(d)	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
(e)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2023

NOTE 1 – Organization

Datum One Series Trust (the “Trust”) is a Massachusetts business trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 3, 2020. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Trust consists of two series, Polar Capital Emerging Market Stars Fund (the “Fund”) and Polar Capital Emerging Markets Ex-China Stars Fund. These financial statements and notes only relate to the Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund. The Fund seeks to achieve long term capital growth. For information on the specific strategies of the Fund, please refer to the Fund’s Prospectus.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

NOTE 2 – Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation

The Fund’s investments are reported at fair value as defined by U.S. GAAP. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.	Securities Transactions, Related Investment Income and Foreign Currency Translations

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investments” and “Net change in unrealized appreciation (depreciation) of investments” on the Statement of Operations.

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

Net realized gains and losses from foreign currency transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

C.	Expense Allocations

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis to each adviser’s series of funds based on relative net assets or another reasonable basis.

D.	Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 3 – Principal Risks

It is possible to lose money on an investment in the Fund: The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Adviser and there is no guarantee that the Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. Each risk summarized below is considered to be a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Risks Associated with Investing in Equities: The Fund may invest in equity and equity-related securities traded on recognized stock exchanges and over-the-counter markets. Equity securities will be subject to risks associated with such investments, including fluctuations in market prices, adverse issuer or market information and the fact that equity and equity-related interests are subordinate in the right of payment to other corporate securities, including debt securities. The value of these securities varies with the performance of the respective issuers and movements in the equity markets generally. As a result, the Fund may suffer losses if it invests in equity securities of issuers where performance falls below market expectations or if equity markets in general decline or the Fund has not hedged against such a general decline. Futures and options on futures on equity securities and indices are subject to all the foregoing risks, in addition to the risks particularly associated with futures and derivative contracts.

ESG Investing Risk: The Fund’s consideration of environmental, social and/or governance factors as part of its investment process may cause it to make different investments than funds that have a similar investment universe and/or investment style but that do not incorporate such factors in their strategy or investment processes. Additionally, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. Incorporating ESG factors into investment decision making is qualitative and subjective by nature, and there is no guarantee that the factors

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

considered by the Adviser or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Adviser’s assessment of a company’s ESG practices may change over time.

Risks Associated with Investing in Emerging Markets: The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. The Public Company Accounting Oversight Board, which regulates auditors of U.S. companies, is unable to inspect audit work papers in certain foreign countries. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Investment in China: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through Stock Connect program. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) potentially higher rates of inflation, (vii) the unavailability of consistently-reliable economic data, (viii) the relatively small size and absence of operating history of many Chinese companies, (ix) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, the quality of financial information may vary and the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries, including China, (x) greater political, economic, social, legal and tax-related uncertainty, (xi) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xii) higher dependence on exports and international trade, (xiii) the risk of increased trade tariffs, embargoes and other trade limitations, (xiv) restrictions on foreign ownership, and (xv) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Stock Connect Investing Risk: China “A Shares” are equity securities of issuers incorporated in mainland China that are denominated and currently traded in Renminbi (“RMB”) on the Shanghai or Shenzhen Stock Exchanges. Subject to minor exceptions, under current regulations in China, foreign investors, such as the Fund, can invest in A Shares only (i) through certain institutional investors that have obtained a license and quota from the Chinese regulators or (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen-Hong Kong Stock Connect programs. The Fund will invest in A Shares listed and traded on the SSE or Shenzhen Stock Exchange (“SZSE”) through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. The Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund’s investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program’s trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE or the SZSE becomes insolvent. Only certain China A shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Derivatives Risk: The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, and counterparty risk.

Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas.

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

Liquidity Risk: In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Fund’s ability to respond to market movements may be impaired and the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.

Counterparty and Third Party Risk: Transactions involving a counterparty (including a clearing member or clearing house through which the Fund holds a derivative position) to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income or gains for shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk: The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that the personnel of the Adviser will continue to be associated with the Adviser for any length of time, and the loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

Risks Associated with Changes to Non-U.S. Tax Laws: Fund investors should also consider the possibility of changes to non-U.S. tax laws and regulations (including potential retroactive changes) which may adversely affect certain investments made by the Fund, including as a result of the Action Plan on Base Erosion and Profit Shifting (“BEPS”), which has been developed with the aim of securing revenue by realigning taxation with economic activities and value creation by creating a single set of consensus based international tax rules. As part of the BEPS project, it is anticipated that new rules dealing with the operation of double tax treaties, the definition of permanent establishments, interest deductibility and how hybrid instruments and hybrid entities are taxed will have been and continue to be introduced. To facilitate implementation of the BEPS project, the Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting has modified, and continues to modify, a wide range of double tax treaty provisions. In addition, the European Council’s Anti-Tax Avoidance Directive addresses many of the same issues. These initiatives could adversely affect the Fund or certain or all Fund investors, including but not limited to causing additional reporting and disclosure obligations for Fund investors. In addition, there may be changes in the tax laws or interpretations of tax laws in jurisdictions in which the Fund, and/or any entity owned directly or indirectly by the Fund, are established, are operating, are managed, are advised, are promoted or are investing, or in which Fund investors are resident, that are adverse to the Fund, and/or any entities owned directly or indirectly by the Fund and/or the Fund investors. Changes to taxation treaties or interpretations of taxation treaties between one or more such jurisdictions and the countries through which the Fund and/or any entities owned directly or indirectly by the Fund hold investments or in which a Fund investor is resident or the introduction of, or change to, EU Directives (including but not limited to the Anti-Tax Avoidance Directives) may adversely affect the ability of the Fund and/or any entities owned directly or indirectly by the Fund to efficiently realize income or capital gains. Consequently, it is possible that the Fund and/or any entities owned directly or indirectly by the Fund may face unfavorable tax treatment in such jurisdictions that may materially adversely affect the value of the investments held by the Fund and/or any entities owned directly or indirectly by the Fund or the feasibility of making investments in certain countries.

Participatory Notes Risk: An investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

Currency Risk: The currencies in which investments are denominated may be unstable, may be subject to significant depreciation and may not be freely convertible.

Custody Risk: In a limited number of markets, particularly in emerging economies, where a no failed trade policy is standard market practice, assets may be assigned, transferred, exchanged or delivered without the prior approval of the Depositary or its agent. Once a sale order is placed in relation to assets of the Fund, by virtue of the operation of the settlement system within those markets, those assets will automatically move from custody of the Depositary without the need for the prior approval of the Depositary. Where this occurs the consideration for those assets is remitted to the entity releasing the assets.

Cyber Security Risk: The Fund and its service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Fund, Adviser, Custodian or Administrator or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its NAV; impediments to trading for the Fund’s portfolio; the inability of Shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Because of these and other risks, you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NOTE 4 – Purchases and Sales of Investment Securities

For the year ended March 31, 2023 the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund was as follows:

	Cost of Purchases of Investment securities	Proceeds of Investment securities sold
Polar Capital Emerging Market Stars Fund	$96,545,665	$13,016,706

NOTE 5 – Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code (the “Code”) and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

At March 31, 2023, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	Undistributed Ordinary Income	Long-term Capital Gains	Unrealized Gains
Polar Capital Emerging Market Stars Fund	$—	$—	$2,866,965

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among the capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications primarily relate to net operating losses, Section 988 currency gains and losses, and Passive Foreign Investment Companies (“PFICs”) gains and losses. These reclassifications have no impact on the net assets or the NAV per share of the Fund.

At March 31, 2023, the following reclassifications were recorded:

	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gains/(Losses)	Capital Stock
Polar Capital Emerging Market Stars Fund	(88,294)	151,185	(62,891)

The tax status of distributions paid during the fiscal years ended March 31, 2023 and March 31, 2022 were as follows:

	Dividends from ordinary Income 2023	Dividends from long- term capital gains 2023	Total Distributions 2023	Dividends from ordinary Income 2022	Dividends from long- term capital gains 2022	Total Distributions 2022
Polar Capital Emerging Market Stars Fund	$—	$—	$—	$348,707	$—	$348,707

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

As of March 31, 2023, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Polar Capital Emerging Market Stars Fund	$92,260,947	$7,110,791	$(4,245,579)	$2,865,212

As of and during the fiscal year ended March 31, 2023, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the fiscal year ended, the Fund did not incur any interest or penalties. The statute of limitations remains open for three years, once a return is filed. No examinations are in progress at this time.

For the period subsequent to October 31, 2022, through the year ended March 31, 2023, the Fund incurred late year ordinary losses of $28,337, which the Fund intends to treat as having been incurred in the following fiscal year.

As of March 31, 2023, the short-term capital and long-term capital loss carryforwards were as follows:

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Polar Capital Emerging Market Stars Fund	$837,885	$447,561

NOTE 6 – Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Management Agreement (the “Management Agreement”), advisory fees were paid by the Fund to Polar Capital LLP (the “Adviser”). Under the terms of this Management Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive advisory fees expenses and reimburse other expenses to the extent total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies) exceed 1.00% of the average daily net assets of the Fund through July 31, 2023. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board or upon termination of the Management Agreement.

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

For the year ended March 31, 2023 the Advisor reimbursed the Fund $559,630 which is reflected as “Waiver/Reimbursement from Adviser” on the Statement of Operations. The amounts eligible for recoupment by the Adviser as of March 31, 2023 are $78,109, $222,876 and $559,630 expiring March 31, 2024, March 31, 2025 and March 31, 2026, respectively.

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), provides distribution services to the Fund pursuant to a Distribution Agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. No compensation is payable by the Trust to the Distributor for such distribution services. The Adviser, at its own expense, pays the Distributor an annual fee in consideration for certain distribution related services.

The Northern Trust Company (the “Administrator”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements with the Trust on behalf of the Fund. The Fund has agreed to pay the Administrator a tiered basis-point fee based on the Fund’s net assets and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $150,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund, as well as other charges for additional service activities. The Administrator had agreed to voluntarily waive its minimum fee and certain other expenses through December 31, 2022. The waiver agreement was terminated as of December 31, 2022 and any previously waived fees are not subject to recoupment. The total fees paid to or reimbursed from the Administrator for the year ended March 31, 2023 are disclosed on the Statement of Operations in the accounts disclosed below:

	Transfer Agent Fees and Expenses	Custodian Fees	Fund Accounting and Administrative Services and Fees	Waiver/Reimbursement from Administrator
Polar Capital Emerging Market Stars Fund	$38,683	$79,132	$130,000	$(112,500)

Foreside Fund Officer Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“ACA Group”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund has agreed to pay ACA Group an annual base fee, as well as a basis-point fee based on the Fund’s average daily net assets and has agreed to reimburse ACA Group for certain expenses incurred on behalf of the Fund. Total fees paid to ACA Group pursuant to this agreement are reflected as “Compliance fees” on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with ACA Group, the Administrator, or the Distributor and receive no compensation directly from the Fund for serving in their respective role. For the year ended March 31, 2023 the Fund paid $115,248 in Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund, which is reflected as “Trustee fees and expenses” on the Statement of Operations.

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

NOTE 7 – Disclosure of Fair Value Measurements

The Fund’s Board of Trustees (the “Board”) has designated the Adviser through its Fair Valuation Committee (the “Committee”) as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee uses the following methods and inputs to establish the fair value of the Fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, the Fund’s equity securities are generally valued at the latest quotations available from the approved pricing service as of the closing of the primary exchange.

The Committee may use various inputs in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Events occurring after the close of trading on non- U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities.

The Fund’s assets are classified on three hierarchical levels. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Committee’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

The following table presents the valuation levels of the Fund’s investments as of March 31, 2023:

Investments	Level 1	Level 2	Level 3	Total
Common stocks:
Banks	$1,878,856	$6,768,585	$—	$8,647,441
Broadline Retail	2,843,055	8,041,580	—	10,884,635
Consumer Staples Distribution & Retail	1,558,834	858,467	—	2,417,301
Entertainment	2,543,791	—	—	2,543,791
IT Services	1,445,256	685,352	—	2,130,608
Metals & Mining	3,062,303	2,780,069	—	5,842,372
Software	958,572	—	—	958,572
Other(1)	—	59,296,725	—	59,296,725

Total common stocks	$14,290,667	$78,430,778	$—	$92,721,445

Participatory Notes	$—	$814,041	$—	$814,041
Preferred Stocks	$1,590,673	$—	$—	$1,590,673

Total Investments	$15,881,340	$79,244,819	$—	$95,126,159

(1)	See additional categories in the Portfolio of Investments.

As of March 31, 2023 there were no Level 3 securities held by the Fund. There were no transfers to or from Level 3 for the year ended March 31, 2023.

NOTE 8 – Subsequent Events

Management has evaluated subsequent events for the Fund occurring after March 31, 2023 through the date this report was issued and concluded that no subsequent events occurred which require recognition or disclosure.

Deloitte & Touche LLP 111 S. Wacker Drive Chicago, IL 60606 USA Tel: +1 312 486 1890 Fax: +1 312 247 1890 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Datum One Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Polar Capital Emerging Market Stars Fund (the “Fund”), the fund constituting Datum One Series Trust (the “Trust”), as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from December 30, 2020 (commencement of operations) through March 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 30, 2020 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

May 24, 2023

We have served as the auditor of one or more Polar Capital LLP investment companies since 2020.

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION

March 31, 2023 (Unaudited)

A. Board Approval of Investment Management Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Management Agreement between Datum One Series Trust (the “Trust”) and Polar Capital LLP (the “Adviser”) with respect to the Polar Capital Emerging Market Stars Fund (the “Fund”) be approved by the vote of a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), cast at a meeting called for the purpose of voting on such approval. It is the duty of the Board to request and evaluate, and the duty of the Adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the Investment Management Agreement.

At a meeting held on February 28, 2023 (the “Meeting”), the Board formally considered and approved the continuation of the Investment Management Agreement between the Trust, on behalf of the Fund, and the Adviser, dated March 3, 2020, for an additional one-year term ending March 3, 2024. The Meeting was held by videoconference, in reliance on a temporary exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), in light of the novel coronavirus (“COVID-19”) pandemic, permitting mutual fund boards of directors to approve advisory agreements at meetings held using remote communications technology, subject to certain conditions, including that the board ratify the approval at its next in-person meeting (the “Order”). The Board, including each of the Independent Trustees, of the Trust met in person on May 23, 2023, and ratified its approval of the Investment Management Agreement with respect to the Fund, as well as all other agreements it had previously approved in reliance on the Order.

Prior to the Meeting, the Board requested, and the Adviser provided, both written and oral reports containing information in connection with the consideration of the Investment Management Agreement, and the Trustees had the opportunity to ask questions and request further information. In approving the Investment Management Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including : (1) the nature and quality of services furnished by the Adviser, projections of the Adviser’s costs of providing the services and possible economies of scale as and if the Fund grows larger, and whether and how the benefits of scale may be shared with the Fund and shareholders; (2) the Fund’s performance; (3) the Fund’s interest in having a financially strong investment manager capable of competing with other investment advisers and financial institutions in attracting and retaining high quality investment personnel and investigating and employing new investment techniques, and the need to provide staff capable of administering a developing and expanding investment management business; (4) the risks assumed by the Adviser in complying with investment restrictions and applicable securities and tax laws, and its possible substantial liabilities to the Fund for failure to comply; (5) the volatility of the financial markets and thus of investment management fee income; (6) comparative expense ratios and management fees of competitive funds; (7) fall-out benefits to the Adviser and its affiliates, if any; and (8) the projected profitability of the Adviser from providing services to the Fund. The Board also received and reviewed a memorandum from counsel to the Fund and the independent trustees regarding the Board’s responsibilities in evaluating the Investment Management Agreement.

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

March 31, 2023 (Unaudited)

The Board determined that continuation of the Investment Management Agreement between the Trust, on behalf of the Fund, and the Adviser is in the best interests of the Fund and the Fund’s shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Board’s determinations to approve the renewal of the Investment Management Agreement are discussed separately below.

The Board examined the nature and quality of services provided to the Fund by the Adviser. The Board considered the terms of the Investment Management Agreement, information and reports provided by the Adviser on its personnel and operations, and the Adviser’s experience managing assets using an investment strategy similar to the Fund’s. The Board reviewed the Adviser’s investment philosophy and portfolio construction process and the Adviser’s compliance program, pending litigation, insurance coverage, business continuity program, and information security practices. The Board took into account the personnel involved in servicing the Fund as well as the materials and services provided by the Adviser. In connection with its deliberations, the Board considered information provided at or in advance of the Meeting, as well as information provided throughout the year at regular and special Board meetings, including presentations from the Adviser and personnel such as portfolio managers. The Board expressed satisfaction with the quality, extent, and nature of the services provided by the Adviser.

The Board considered the investment performance and expenses of the Fund. As part of this analysis, the Board reviewed an independent report prepared by FUSE (the “FUSE Report”). The FUSE Report consisted of comparisons of the Fund to (i) fourteen funds with the same Morningstar investment category, selected by FUSE, with similar pricing characteristics (the “Peer Group”), (ii) a group of funds comprised of the Peer Group and all other funds with the same Morningstar investment category with similar pricing characteristics, excluding any outliers (the “Universe”), and (iii) the benchmark of the Fund. The Board reviewed the Fund’s performance for the since-inception, three-month, and one-year periods ending December 31, 2022. The Board noted the Fund’s underperformance compared to its Peer Group for the periods other than the since-inception period, and the Fund’s underperformance compared to its Universe, and benchmark for each period. The Board further noted that the Fund outperformed its Peer Group median for the since-inception period. The Board considered the Adviser’s assertion that the Fund’s underperformance was in the realm of expected outcomes in light of the Fund’s growth-style bias. The Board noted the Adviser’s confidence in its ability to navigate the short-term cyclicality and rebound positively on the other side. The Board then reviewed the performance, net of fees, of other Undertakings for the Collective Investment in Transferable Securities with a similar investment strategy as the Fund managed by the Adviser (“Similar Polar Accounts”) as compared to the Fund over various time periods as well as the management fees of each. The Board noted that the relative performance of the Fund did not vary significantly from the Similar Polar Accounts but for the impact of the different fee structures.

The Board reviewed the management fee paid by the Fund and the total operating expenses of the Fund. The Board noted that the Adviser receives a management fee of 1.00% of the average daily net assets of the Fund and that, under the Expense Limitation Agreement, the Adviser contractually has agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total operating expenses to the annual rate of 1.00% of the Fund’s average daily net assets through July 31, 2024. The Board reviewed comparative data regarding fees and expenses of the Fund’s Peer Group. The Board concluded that the management fee was reasonable.

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

March 31, 2023 (Unaudited)

The Board considered the cost of services provided to the Fund and the profits projected to be realized by the Adviser. The Board discussed with the Adviser the methodology utilized in assembling the information regarding profitability and considered its reasonableness. Taking these factors into account, the Board concluded that the profitability of the Manager and its affiliates in relation to the services rendered was not unreasonable. The Board considered the marketing and distribution efforts undertaken by the Adviser in order to grow the Fund to a size that might result in meaningful profits to the Adviser and in economies of scale to the Fund. The Board considered that economies of scale, if any, may be shared with the Fund in various ways, including low management fees from inception, maintaining existing expense structures in the face of a rising cost environment, as well as technological and personnel investments by the Adviser to enhance shareholder services.

The Board considered that the Adviser may derive fall-out financial or other benefits from its management of the Fund which may include, among other things, enhanced name recognition stemming from the management of the Fund and concluded that any such benefits derived by the Adviser were consistent with the types of benefits generally derived by investment managers to mutual funds.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Trustee may have assigned different weights to the various factors considered.

B. Board Approval of Investment Management Agreement for the Polar Capital Emerging Market Ex-China Stars Fund

Section 15 of the Investment Company Act of 1940 (the“1940 Act”) requires that the investment management agreement between Datum One Series Trust (the “Trust”) and Polar Capital, LLP (the “Adviser”) with respect to the Polar Capital Emerging Market Ex-China Stars Fund (the “Fund”) be approved by the vote of a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. It is the duty of the Board to request and evaluate, and the duty of the Adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment management agreement.

At a meeting held on November 8, 2022, the Board formally considered and approved an initial investment management agreement between the Trust, on behalf of the Fund, and the Adviser for an initial two-year term from November 8, 2022 (the “Investment Management Agreement”). The November 8, 2022 meeting was held by videoconference, in reliance on a temporary exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), in light of the novel coronavirus (“COVID-19”) pandemic, permitting mutual fund boards of directors to approve advisory agreements at meetings held using remote communications technology, subject to certain conditions, including that the board ratify the approval at its next in-person meeting (the “Order”). The Board, including each of the Independent Trustees, of the Trust met in person on May 23, 2023, and ratified its approval of the Investment Management Agreement with respect to the Fund, as well as all other agreements it had previously approved in reliance on the Order.

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

March 31, 2023 (Unaudited)

Prior to the November 8 meeting, the Board requested, and the Adviser provided, both written and oral reports containing information and data relating to the following: (1) the nature and quality of services to be furnished by the Adviser, projections of the Adviser’s costs of providing the services and possible economies of scale as and if the Fund grows larger, and whether and how the benefits of scale may be shared with the Fund; (2) the Fund’s interest in having a financially strong investment manager capable of competing with other investment advisers and financial institutions in attracting and retaining high quality investment personnel and investigating and employing new investment techniques, and the need to provide staff capable of administering a developing and expanding investment management business; (3) the risks assumed by the Adviser in complying with investment restrictions and applicable securities and tax laws, and its possible substantial liabilities to the Fund for failure to comply; (4) the volatility of the financial markets and thus of investment management fee income; (5) comparative expense ratios and management fees of competitive funds; (6) fall-out benefits to the Adviser and its affiliates, if any; and (7) the projected profitability of the Adviser from providing services to the Fund as and if the Fund grows. The Board also received and reviewed a memorandum from counsel to the Fund regarding the Board’s responsibilities in evaluating the Investment Management Agreement.

The Board examined the nature and quality of services to be provided to the Fund by the Adviser. The Board considered the terms of the Investment Management Agreement, information and reports provided by the Adviser on its personnel and operations, and the Adviser’s experience managing assets using an investment strategy similar to the Fund’s. The Board reviewed the Adviser’s investment philosophy and portfolio construction process and the Adviser’s compliance program, pending litigation, insurance coverage, business continuity program, and information security practices. Taking into account the personnel involved in servicing the Fund as well as the materials and services provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Adviser.

The Board noted that, because the Fund was not yet in operation, it had no performance history. The Board noted, however, that the Adviser has managed another series of the Trust, Polar Capital Emerging Market Stars Fund, pursuant to a similar investment strategy (although that Fund commenced operations in 2020 and therefore had a limited performance record) and an Undertakings for the Collective Investment in Transferable Securities (“UCITS”) fund using a similar investment strategy as the Fund and reviewed their performance against the Fund’s benchmark index and compared to a peer group of other mutual funds.

The Board considered the cost of services proposed to be provided and the profits projected to be realized by the Adviser as and if the Fund grows. The Board reviewed the management fee proposed to be paid by the Fund and the projected total operating expenses of the Fund. The Board noted that the Adviser would receive a management fee of 1.00% of the average daily net assets of the Fund and that, under a proposed Expense Limitation Agreement, the Adviser would contractually agree to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total operating expenses to the annual rate of 1.00% of the Fund’s average daily net assets through November 8, 2024. The Board reviewed comparative data regarding fees and expenses of comparable mutual funds, including the other series of the Trust managed by the Adviser pursuant to similar investment objectives, policies and investment strategies as the Fund. The Board concluded that the proposed management fees were reasonable. The Board noted that, because the Fund had not yet commenced operations, the Adviser had not yet derived any profits from its relationship to the Fund and was not expected to do so until the Fund has

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

March 31, 2023 (Unaudited)

achieved a meaningful level of assets. The Board considered that substantial marketing and distribution efforts were likely to be required before the Fund would grow to a size that might result in meaningful profits to the Adviser. The Board considered whether the Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Fund’s shareholders. Based on information provided by the Adviser, the Board noted that, while the Adviser did not propose breakpoints in its advisory fee schedule for the Fund, the Board would continue to review the Adviser’s fees on an ongoing basis. The Board further noted that the Adviser had agreed to limit certain fees for the Fund, which limits the expenses borne by shareholders as the Fund raises assets.

The Board considered that the Adviser may derive fall-out financial or other benefits from its management of the Fund which may include, among other things, enhanced name recognition stemming from the management of the Fund.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Trustee may have assigned different weights to the various factors considered.

C. Board Review of Liquidity Risk Management Program

The Trust has adopted a liquidity risk management program (the “LRMP”) pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The LRMP’s principal objectives are to support the Fund’s compliance with limits on investments in illiquid assets and to mitigate the risk that the Fund is unable to meet its redemption obligations in a timely manner. In this regard, the LRMP includes a number of elements that support the assessment or management of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and, as determined necessary, re-classification of the Fund’s investments into buckets that reflect their relative liquidity under current market conditions. The Trust’s Board of Trustees approved the Adviser’s LRMP and the designation of the Adviser’s Group Risk Committee as the administrator of the LRMP for the Adviser on July 2, 2020. The Trust’s Board approved the LRMP of the Trust and the designation of the Trust’s President and Chief Compliance Officer as the administrator of the LRMP for the Trust at its meeting on March 3, 2020. Pursuant to the LRMPs, the Adviser manages liquidity risks associated with the Fund’s investments by monitoring cash and cash equivalents and the concentration of investments, and by classifying the portfolio holdings of the Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis.

At its meeting on December 6, 2022, the Board reviewed a written report from the administrator of the LRMP on the operation and effectiveness of the LRMP for the period from October 1, 2021 through September 30, 2022 (the “Reporting Period”), noting the administrator’s conclusion that each of the Trust’s and the Adviser’s LRMP was adequate and effectively implemented during the Reporting Period. The LRMPs supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of the Fund’s liquidity risk profile, including during any periods of market volatility and net redemptions during the Reporting Period.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

March 31, 2023 (Unaudited)

D. Shareholder Expense Example

Fund Expenses

Investors in the Fund generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the first number in the row entitled “Expenses Paid During Period” that corresponds to your Fund to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

March 31, 2023 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds’ transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

Actual Performance

Fund	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period*
Polar Capital Emerging Market Stars Fund	$1,000.00	$1,156.60	$5.38

Hypothetical Performance
(5% return before expenses)

Fund	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During Period*
Polar Capital Emerging Market Stars Fund	$1,000.00	$1,019.95	$5.04

*

Expenses are calculated using an annualized expense ratio 1.00%, multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (182), and divided by the number of days in the current year (365).

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

March 31, 2023 (Unaudited)

E. Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at Polar Capital Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 or by calling (800) 806-1112 (toll free) or (312) 557-3164; and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at (800) 806-1112 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders, without charge, upon request, by writing to the Fund at Polar Capital Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 or by calling the Fund at (800) 806-1112 (toll free) or (312) 557-3164.

F. Trustees and Officers

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past 5 Years
JoAnn S. Lilek Year of Birth: 1956	Trustee	Indefinite/ March 2020 to present	Advisory Board Member, MGX Beverage Group, 2019 to present; Independent Contractor 2018 to present; Chief Financial Officer, Accretive Solutions, Inc, 2010 to 2018; Chief Operating Officer, Accretive Solutions, Inc, 2016 to 2018.	2	Amalgamated Financial Corporation and Amalgamated Bank, 2021 to present.

Patricia A Weiland Year of Birth: 1959	Trustee	Indefinite/ March 2020 to present	Consultant, PAW Consulting LLC, 2014 to present.	2	None

Lloyd A. Wennlund Year of Birth: 1957	Trustee	Indefinite/ March 2020 to present	Independent Contractor, June 2017 to present; Executive Vice President, The Northern Trust Company, 1989 to 2017.	2	Calamos Funds (18 Funds), 2018 to present.

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

March 31, 2023 (Unaudited)

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past 5 Years
Ryan D. Burns Year of Birth: 1976***	Trustee	Indefinite/ March 2020 to present	Senior Vice President, The Northern Trust Company, 1998 to present.	2	None

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.
**	Polar Capital Emerging Market Ex-China Stars Fund has not yet commenced operations.
***

Mr. Burns may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request, by calling (800) 806-1112 (toll free) or (312) 557-3164.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Administrator or Distributor and certain of their affiliates:

Name, Address* and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ March 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to Present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018.

Rodney L. Reuhle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/ August 2022 to present	Senior Principal Consultant, Foreside Fund Officer Services, LLC, (doing business as ACA Group) 2016 to present.

Tracy L. Dotolo Year of Birth: 1976	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite/ March 2020 to present	Senior Principal Consultant, Foreside Fund Officer Services, LLC, (doing business as ACA Group) 2016 to present.

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

March 31, 2023 (Unaudited)

Name, Address* and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Matthew J. Broucek Year of Birth: 1988	Secretary	Indefinite/ February 2023 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2020 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to 2020; Officer, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2016 to 2018.

David P. Michalik Year of Birth: 1991	Assistant Secretary	Indefinite/ February 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2022 to present; Officer, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to 2022; Associate Attorney, Leahy Eisenberg & Fraenkel, Ltd. 2017-2019.

*	Each Officer may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

POLAR CAPITAL EMERGING MARKET STARS FUND

PRIVACY POLICY

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Datum One Series Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•

Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information); about a customer’s investment goals and risk tolerance;

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

POLAR CAPITAL EMERGING MARKET STARS FUND

PRIVACY POLICY (Continued)

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Datum One Series Trust or anytime we make a material change to our privacy policy.

Investment Adviser
Polar Capital LLP 16 Palace Street
London, United Kingdom SW1E5JD

Custodian
The Northern Trust Company 50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm
Deloitte & Touche LLP 111 South Wacker Drive
Chicago, Illinois 60606-4301

Legal Counsel
Ropes & Gray LLP 800 Boylston Street
Boston, Massachusetts 02199

Distributor
Foreside Financial Services, LLC 3 Canal Plaza, Suite 100
Portland, Maine 04101

For Additional Information, call
(800) 806-1112 (toll free) or (312) 557-3164

(b) Not applicable.

Item 2. Code of Ethics.

As of March 31, 2023, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is JoAnn Lilek, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Polar Capital Emerging Market Stars Fund

2023: $27,500

2022: $27,500

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

(b)	Audit-Related Fees

Polar Capital Emerging Market Stars Fund

2023: $0

2022: $0

(c)	Tax Fees

Polar Capital Emerging Market Stars Fund

2023: $4,000

2022: $4,000

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

(d)	All Other Fees

Polar Capital Emerging Market Stars Fund

2023: $0

2022: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) Polar Capital Emerging Market Stars Fund

2023: 0%

2022: 0%

(f) Not applicable.

(g)     Polar Capital Emerging Market Stars Fund

2023: $0

2022: $0

(h) The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Datum One Series Trust

By:	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Treasurer, Principal Financial Officer, and Principal Accounting Officer

Date:	June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan
President and Principal Executive Officer

Date:	June 2, 2023

By:	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Treasurer, Principal Financial Officer, and Principal Accounting Officer and

Date:	June 2, 2023